Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of February 15, 2008, among THE RYLAND GROUP, INC., a Maryland corporation (the “Borrower”), the Lenders that are identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as Agent (the “Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and Agent are parties to that certain Credit Agreement dated as of January 12, 2006 (as amended by First Amendment to Credit Agreement dated as of October 17, 2007 and as it may be further amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement);

WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement for the purposes hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1.                                       Amendment of Article 1.

(a)         The following defined terms in Article 1 of the Credit Agreement are hereby amended and restated as follows:

                “Borrowing Base” means, except as set forth below, an amount equal to the sum of the following Unrestricted Cash owned by the Borrower or any Guarantor, Unencumbered Real Estate Inventory owned by the Borrower or any Guarantor and Home Proceeds Receivable owned by the Borrower or any Guarantor:

(a)           100% of the Unrestricted Cash of the Borrower and the Guarantors in excess of $25,000,000 but not to exceed $300,000,000; plus

(b)           90% of the amount of Home Proceeds Receivable; plus

(c)           90% of the book value of Sold Construction in Progress and Sold Completed Units; plus

(d)           80% of the book value of Unsold Construction in Progress and Unsold Completed Units; plus

(e)           70% of the book value of Finished Lots; plus

(f)            50% of the book value of the Land Under Development; plus

(g)           25% of the book value of the Raw Land – Entitled;

provided, however, that the amount set forth in clause (g) shall not exceed 10% of the Borrowing Base; and provided further that the sum of the amounts set forth in clauses (e), (f) and (g) shall not exceed 40% of the Borrowing Base.

“Leverage Ratio” means, at any date, the ratio of (a) Consolidated Indebtedness at such date, less Unrestricted Cash of the Borrower and Guarantors in excess of $25,000,000 but not to exceed $300,000,000 to (b) the sum of Consolidated Indebtedness and Consolidated Tangible Net Worth at such date.

“Material Indebtedness” means Indebtedness in an outstanding principal amount of $20,000,000 or more in the aggregate.

“Material Indebtedness Agreement” means any agreement to which the Borrower or any Guarantor is a party (or is otherwise obligated in respect thereof) under which any Indebtedness was created or is governed, which Indebtedness has an outstanding principal balance of $20,000,000 or more or which provides for the incurrence of Indebtedness on a revolving basis in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

(b)        The following defined term is hereby added to Article 1 of the Credit Agreement:

“Unrestricted Cash” means cash and Cash Equivalents of the Borrower and the Guarantors that are free and clear of all Liens and not subject to any restrictions on the use thereof to pay Indebtedness and other obligations of the Borrower and Guarantors.

2.             Consolidated Tangible Net Worth.  Section 6.24 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.24         Consolidated Tangible Net Worth.  The Borrower shall not permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $850,000,000 plus (b) 50% of the Consolidated Net Income (without deduction for losses sustained during any fiscal quarter) for each fiscal quarter subsequent to the fiscal quarter ended  December 31, 2007, plus (c) 50% of the net proceeds from any equity offerings of the Borrower from and after December 31, 2007.  Notwithstanding the foregoing, in the event that the Borrower shall at any time engage in an Acquisition with a purchase price (determined under GAAP) equaling or exceeding $100,000,000, the minimum Consolidated Tangible Net Worth requirement shall be adjusted to the sum of (i) 80% of Consolidated Tangible Net Worth at the end of the fiscal quarter in which the closing of such Acquisition occurs, plus (ii) an amount equal to 50% of the Consolidated Net Income (without deduction for losses sustained in any fiscal quarter) for each fiscal quarter subsequent to the closing of such Acquisition, plus (iii) 50% of the net proceeds received by the Borrower for any capital stock issued after the closing of such Acquisition.

3.             Borrowing Base and Compliance Certificates.  The form of Borrowing Base Certificate attached as Exhibit A to the Credit Agreement is replaced by Exhibit A attached

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hereto.  The Compliance Certificate provided for in the Credit Agreement shall be modified (as applicable) to conform to the terms of this Amendment.

4.             Conditions Precedent.  This Amendment shall be effective as of the date (“Amendment Effective Date”) upon which the following conditions are satisfied:

(a)         The Agent shall have received from the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of each such party.

(b)        The Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Appendix I.

(c)         The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Agreement or this Amendment, all in form and substance satisfactory to the Agent and its counsel.

(d)        The Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

The Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

5.             Representations and Warranties.  The Borrower hereby represents and warrants that as of the date hereof:

(a)           The representations and warranties of the Borrower in the Credit Agreement are true and correct in all material respects.

(b)           There exists no Default or Unmatured Default.

6.             Ratification.  The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

7.             Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.

8.             Choice of Law.  This Agreement shall be construed in accordance with the internal laws (but without regard to the conflict of laws provisions) of the State of New York, but giving effect to federal laws applicable to national banks.

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IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed as of the date first above written.

Borrower:

THE RYLAND GROUP, INC.

By:	/s/ Gordon Milne
Name:	Gordon Milne
Title:	Executive Vice President and Chief Financial Officer

Lenders:

JPMORGAN CHASE BANK, N.A.,
As Lender and Agent

By:	/s/ Kimberly I. Turner
Name:	Kimberly I. Turner
Its:	Executive Director

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SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

BANK OF AMERICA, N.A.

By:	/s/ Eyal Namordi
Name:	Eyal Namordi
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

THE ROYAL BANK OF SCOTLAND PLC

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

CITICORP NORTH AMERICA, INC.

By:	/s/ Marni McManus
Name:	Marni McManus
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

BARCLAYS BANK PLC

By:	/s/ Nicholas A. Bell
Name:	Nicholas A. Bell
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

COUNTRYWIDE BANK, N.A.

By:	/s/ Douglas A. Dixon
Name:	Douglas A. Dixon
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

GUARANTY BANK

By:	/s/ Ross Evans
Name:	Ross Evans
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

SUNTRUST BANK

By:	/s/ W. John Wendler
Name:	W. John Wendler
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

WASHINGTON MUTUAL BANK, FA

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

REGIONS BANK

By:	/s/ Ronny Hudspeth
Name:	Ronny Hudspeth
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Douglas G. Paul
Name:	Douglas G. Paul
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

COMERICA BANK

By:	/s/ Leslie A. Vogel
Name:	Leslie A. Vogel
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

NATIXIS

By:	/s/ Marie-Edith Dugeny
Name:	Marie-Edith Dugeny
Title:	Managing Director

By:	/s/ Natalie Trojan
Name:	Natalie Trojan
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

CALYON NEW YORK BRANCH

By:	/s/ Robert S. Smith
Name:	Robert S. Smith
Title:	Managing Director

By:	/s/ Brian Myers
Name:	Brian Myers
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

CITY NATIONAL BANK

By:	/s/ Xavier Barrera
Name:	Xavier Barrera
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Jennifer Lyons
Name:	Jennifer Lyons
Title:

By:	/s/ Elaine Crowley
Name:	Elaine Crowley
Title

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By:	/s/ Wen Che Chen
Name:	Wen Che Chen
Title:	Vice President & General Manager

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH

By:	/s/ Larry Jen-Yu Lai
Name:	Larry Jen-Yu Lai
Title:	SAVP and Deputy General Manager

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

WITH THE RYLAND GROUP, INC.

MALAYAN BANKING BERHAD, NEW YORK BRANCH

By:	/s/Fauzi Zulkifli
Name:	Fauzi Zulkifli
Title:	General Manager

EXHIBIT A

BORROWING BASE CERTIFICATE

                The undersigned, being the duly elected                                      of The Ryland Group, Inc. (the “Company”) hereby certifies that the following is a true and correct calculation of the Borrowing Base as of                                      (the “Statement Date”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement dated as of January 12, 2006, as amended, extended, supplemented or otherwise modified from time to time (the “Agreement”), by and among the Company, the several financial institutions party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as agent for the Lenders.

Period Ending/Statement Date:	, 200

($000’s)

Homes Proceeds Receivables	$
Sold – Construction in Progress/Completed	$
Unsold – Construction in Progress/Completed	$
Finished Lots	$
Land Under Development	$
Raw Land – Entitled	$
Raw Land – Unentitled	$

Total Inventory	$

Borrowing Base Calculation

A.            Borrowing Base.

1.  The following Unencumbered Real Estate Inventory, Home Proceeds Receivable and Unrestricted Cash of the Company and any Guarantor qualify for inclusion in the Borrowing Base (all figures are as of Statement Date):

100% of Unrestricted Cash in excess of $25,000,000 but not to exceed $300,000,000	$
90% of Home Proceeds Receivable	$
90% of the book value of Sold Construction in Progress and Sold Completed Units	$
80% of the book value of Unsold Construction in Progress and Unsold Completed Units	$
70% of the book value of Finished Lots	$
50% of the book value of Land Under Development	$
25% of the book value of Raw Land – Entitled	$

Total	$

2. The sum of 70% of Finished Lots, 50% of Land Under Development
and 25% of Raw Land Entitled shall not exceed 40% of the Borrowing Base

70% of the book value of Finished Lots	$
50% of the book value of Land Under Development	$
25% of the book value of Raw Land – Entitled	$
$
40% of Borrowing Base	$
Cushion/(Violation)	$

3. 25% of the book value of Raw Land – Entitled shall not exceed
10% of the Borrowing Base

25% of book value of Raw Land – Entitled	$
10% of Borrowing Base	$
Cushion/(Violation)	$

4. The Total Borrowing Base equals the total in item 1 above	$

Less adjustments (if any) required under item 2 or 3 above	$

Total Borrowing Base $

B. Senior Permitted Debt. The following figures are as of the
Statement Date:

Senior Permitted Debt:
Loans, including Swing Line Loans	$
Outstanding Facility LCs issued under the Agreement	$
Reimbursement Obligations	$
Other Senior Permitted Debt (as itemized in Annex I)	$
Total Senior Permitted Debt	$

Borrowing Base surplus/(deficit)	$

IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate as of                                   , 200   .

ANNEX I

TO BORROWING BASE CERTIFICATE

Description of other Senior Permitted Debt		Amount

a.	5.375% Senior Notes due 6/1/08	$
b.	5.375% Senior Notes due 5/15/12	$
c.	5.375% Senior Notes due 1/15/15	$
d.	Third party financial LC’s	$

$

Appendix I

CONSENT AND AGREEMENT OF GUARANTORS

THIS CONSENT AND AGREEMENT OF GUARANTORS (“Consent”) is executed and delivered as of                   , 2008, by the undersigned (the “Guarantors”), in favor of the “Lenders” under that certain Credit Agreement dated January 12, 2006, among The Ryland Group, Inc., the Lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., in its capacity as Agent.  Such Credit Agreement, as it has been and may be amended, modified or supplemented from time to time, is hereinafter referred to as the “Credit Agreement.”  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Guarantors have executed and delivered a Guaranty dated January 12, 2006 in favor of the Lenders under the Credit Agreement or a Supplemental Guaranty thereto (collectively, the “Guaranty”); and

WHEREAS, the Borrower, the Agent and certain Lenders have entered into that certain Second Amendment to Credit Agreement of even date herewith amending the Credit Agreement (the “Amendment”); and

WHEREAS, it is a condition to the Amendment that the Guarantors shall have executed this Consent;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby consent to the Amendment and agree that the Guaranty continues in full force and effect.

IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.

[Guarantors]